UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported): May 27, 2004


                            HEALTHSOUTH Corporation
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


            1-10315                             63-0860407
     (Commission File Number)       (IRS Employer Identification No.)


               One HEALTHSOUTH Parkway, Birmingham, Alabama 35243
          (Address of Principal Executive Offices, Including Zip Code)


                                 (205) 967-7116
              (Registrant's Telephone Number, Including Area Code)

ITEM 5.  Other Events and Required FD Disclosure.

         HEALTHSOUTH Corporation today issued a press release entitled "HEALTHSOUTH EXTENDS CONSENT SOLICITATIONS THROUGH JUNE 4, 2004. NEGOTIATIONS WITH NOTEHOLDERS ONGOING. HOLDERS OF 7.000% SENIOR NOTES DUE 2008 DELIVER NOTICE OF TECHNICAL DEFAULT."

         A copy of the press release is attached hereto as Exhibit 99 and incorporated herein by reference.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

See Exhibit Index.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 HEALTHSOUTH CORPORATION


                                 By:    /s/ Gregory L. Doody
                                     ----------------------------------
                                        Name:   Gregory L. Doody
                                        Title:  Executive Vice President,
                                                General Counsel and Secretary


Dated: May 28, 2004

                                 EXHIBIT INDEX

Exhibit No.                       Description

99                Press release of HEALTHSOUTH Corporation dated May 28, 2004.

                                                                   EXHIBIT 99
NEWS FROM

[GRAPHICS OMITTED]

                                                 NOT FOR IMMEDIATE RELEASE
                                                              May 28, 2004

         HEALTHSOUTH EXTENDS CONSENT SOLICITATIONS THROUGH JUNE 4, 2004

                     NEGOTIATIONS WITH NOTEHOLDERS ONGOING

   HOLDERS OF 7.00% SENIOR NOTES DUE 2008 DELIVER NOTICE OF TECHNICAL DEFAULT

BIRMINGHAM, ALA. - HealthSouth Corp. (OTC Pink Sheets: HLSH) today announced that it is extending its solicitation of consents from holders of its 6.875% Senior Notes due 2005, 7.375% Senior Notes due 2006, 7.000% Senior Notes due 2008, 8.375% Senior Notes due 2011, and 7.625% Senior Notes due 2012 until 11:59 p.m., New York City Time, on June 4, 2004.

The Company continues to negotiate with its Noteholders and looks forward to completing these exchange offers on a fair and commercially reasonable basis in order to facilitate its continuing restructuring efforts.

The Company has agreed to pay $13.75 per $1,000 principal amount to holders of its 6.875% Senior Notes due 2005, 7.375% Senior Notes due 2006, 7.000% Senior Notes due 2008, 8.375% Senior Notes due 2011 and 7.625% Senior Notes due 2012 who deliver valid and unrevoked consents prior to the expiration of the consent solicitations, subject to the proposed amendments to the indentures becoming operative.

Each holder of notes who consents to the proposed amendments will also be waiving all alleged and potential defaults under the indentures arising out of events occurring on or prior to the effectiveness of the proposed amendments. Consents for any series of notes may be revoked at any time prior to the date on which the trustee under the indenture for that series receives evidence that the requisite consents have been obtained.

HealthSouth also announced today that it has received a notice of technical default on behalf of the requisite holders of its 7.00% Senior Notes due 2008. The default notice relates to HealthSouth's failure to file reports with the Securities and Exchange Commission and with the trustee of its 2008 Senior Notes and, if not cured within 60 days, could permit holders of the 2008 Senior Notes to accelerate their indebtedness.

HealthSouth said that the notice of default was delivered in connection with the Company's ongoing litigation with its Noteholders, including holders of its 2008 Senior Notes. As previously noted, in that litigation, HealthSouth is seeking to prevent the acceleration of the indebtedness outstanding under such Notes and is arguing, among other things, that notices of default which previously were served on the Company were inadequate under the terms of the Indentures under which the Notes were issued. Judge Allwin Horn, III of the Circuit Court of Jefferson County, Alabama has set a hearing for HealthSouth's motion for partial summary judgment on this and other issues for June 30, 2004.

This news release is not a solicitation of consents with respect to any securities. The consent solicitations are being made only pursuant to the terms and conditions of the consent solicitation statements relating to each series of Notes and the accompanying documents. These documents can be obtained from Innisfree M&A Incorporated, the information agent, at 212-750-5833 (Banks and Brokers Call Collect) or 888-750-5834 (Noteholders Call Toll-Free). Questions regarding the solicitations should be directed to Credit Suisse First Boston, the solicitation agent, at 800-820-1653.

ABOUT HEALTHSOUTH

HealthSouth is the nation's largest provider of outpatient surgery, diagnostic imaging and rehabilitative healthcare services, with nearly 1,700 locations nationwide and abroad. HealthSouth can be found on the Web at www.healthsouth.com.

Statements contained in this press release which are not historical facts are forward-looking statements. In addition, HealthSouth, through its senior management, may from time to time make forward-looking public statements concerning the matters described herein. Such forward-looking statements are necessarily estimates based upon current information, involve a number of risks and uncertainties and are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. HealthSouth's actual results may differ materially from the results anticipated in these forward-looking statements as a result of a variety of factors. While it is impossible to identify all such factors, factors which could cause actual results to differ materially from those estimated by HealthSouth include, but are not limited to: the investigations by the Department of Justice and the Securities Exchange Commission into HealthSouth's financial reporting and related activity; HealthSouth's statement that as a result of the investigations, the Company's previously filed financial statements should no longer be relied upon and may result in the Company restating its prior financial statements; the withdrawal by HealthSouth's former accountants of their audit reports on all of the Company's previously filed financial statements; the outcome of pending litigation relating to these matters; significant changes in HealthSouth's management team; HealthSouth's ability to successfully amend, restructure and/or renegotiate its existing indebtedness or cure or receive a waiver of alleged defaults under such agreements, the inability of which may result in HealthSouth filing a voluntary petition for bankruptcy; HealthSouth's ability to continue to operate in the ordinary course and manage its relationships with its creditors, including its lenders, bondholders, vendors and suppliers, employees and customers; changes, delays in or suspension of reimbursement for HealthSouth's services by governmental or private payors; changes in the regulation of the healthcare industry at either or both of the federal and state levels; changes to the implementation of the prospective payment system for inpatient rehabilitation services; competitive pressures in the healthcare industry and HealthSouth's response thereto; HealthSouth's ability to obtain and retain favorable arrangements with third-party payors; general conditions in the economy and capital markets; and other factors which may be identified from time to time in the Company's SEC filings and other public announcements.

                                      ###

           For more information contact Andy Brimmer at 205-410-2777.